UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 9, 2018

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 9, 2018, Crown Crafts, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2019, which ended July 1, 2018. A copy of that press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of Stockholders of the Company was held on August 7, 2018 at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana.  The following tables reflect the tabulation of the votes with respect to each proposal submitted to a vote of the Company’s stockholders at the 2018 Annual Meeting.  Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

PROPOSAL 1:  ELECTION OF DIRECTORS

To elect two members to the Board of Directors to hold office as Class II Directors until the 2021 Annual Meeting of Stockholders.  The Class II Nominees who received a plurality of the properly cast votes of the outstanding shares of Series A common stock entitled to vote on this proposal were Sidney Kirschner and Zenon S. Nie, who were thereby elected as the Company’s Class II Directors.  The tabulation of the results of the voting is as follows:

Nominee	For	Authority Withheld	Broker Non-Votes
Sidney Kirschner	5,402,108	412,760	3,158,620
Zenon S. Nie	5,402,833	412,035	3,158,620

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.  This proposal was approved by properly cast votes in the affirmative of a majority of the votes cast on the proposal in respect of outstanding shares of Series A common stock.  The tabulation of the results of the voting is as follows:

For	Against	Abstain	Broker Non-Votes
8,739,967	186,909	46,612	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: August 9, 2018	/s/ Olivia W. Elliott
Olivia W. Elliott
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated August 9, 2018.